UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2006

Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30617	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Northwest Parkway, Suite 100

San Antonio, Texas 78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                    Entry into a Material Definitive Agreement.

On November 13, 2006, GlobalSCAPE, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue 1,352,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), and warrants (“Warrants”) to purchase 1,352,000 shares of Common Stock (“Warrant Shares”) to the Purchasers at a price of $2.50 per share, or an aggregate of $3,380,000 in cash before transaction expenses.  The Warrants may not be exercised prior to May 15, 2007 and expire on May 15, 2012 and are exercisable at a price of $3.15 per share, subject to certain adjustments.  The exercise price will not, in any event, be adjusted to a price of less than $2.81 per share except in the event of stock dividends, stock splits or similar events.  In addition, Thomas W. Brown, the Chairman of the Board, and David L. Mann, a member of the Company’s board of directors, sold a total of 2,028,000 shares, at a price of $2.50 per share in a private transaction with the Purchasers.  The transactions closed on November 16, 2006 (the “Closing Date”).  The Common Stock sold by the Company, the Warrants  and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws in reliance on the exemption provided by Section 4(2) of the Securities Act and Rule 506 of the regulations promulgated thereunder.  The Common Stock, Warrants and Warrant Shares sold by the Company and Messrs. Brown and Mann may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  There was no general solicitation involved in the offer.  The Company and Messrs. Brown and Mann paid a cash commission of $500,000 out of their proceeds to America’s Growth Capital, LLC which acted as the Company’s placement agent.

The Company also agreed, pursuant to the terms of a Registration Rights Agreement, promptly following the closing but no later than December 16, 2006, to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 or such other successor form (except that if the Company is not then eligible to register for resale the Common Stock on Form S-3, then such registration shall be on Form S-1 or any successor form) (a “Registration Statement”) to enable the resale of the Common Stock and the Warrant Shares (collectively, the “Registrable Securities”) by the Purchasers or their transferees from time to time over any national stock exchange on which the Company’s Common Stock is then traded, or in privately-negotiated transactions.  The Company has agreed to use its commercially reasonable efforts to cause the Registration Statement to become effective by the earlier of (i) the 90th calendar day following the Closing Date (the 120th calendar day in the event of a full review by the SEC; provided that, if the Company has filed the Registration Statement by December 16, 2006 and the SEC has not completed its review and declared the Registration Statement effective on or prior to February 13, 2006, then the time period for being effective shall be extended to the 150th calendar day after the Closing Date) and (ii) the 10th business day after the SEC advises the Company that the Registration Statement will not be reviewed or the SEC has no further comments on the Registration Statement (the “Required Effective Date”) and to remain continuously effective for a period ending on the date that is the earlier of (i) the two-year anniversary of the date that the Registration Statement is declared effective by the SEC, (ii) the date on which the Purchasers may sell all Registrable Securities then held by the Purchasers without restriction under Rule 144(k), or (iii) otherwise transferred to persons who may trade such securities without restriction or limitation under the Securities Act.

If (i) the Registration Statement is not filed on or prior to December 16, 2006; or (ii) the Registration Statement is not declared effective by the Required Effective Date; or (iii) after the Required Effective Date, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Purchasers are not permitted to utilize the prospectus therein to resell such Registrable Securities for 30 consecutive calendar days but no more than an aggregate of 60 calendar days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (ii) the date on which such Event occurs or for purposes of clause (iii) the date on which such 30 or 60 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Purchasers may have under the Registration Rights Agreement or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date until the applicable Event is cured, the Company shall pay to each Holder an amount in cash as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any of the shares sold by the Company and Warrant Shares then held by such Holder; provided, that such liquidated damages shall not exceed 12% of the aggregate purchase price paid by all Holders pursuant to the Purchase Agreement for such shares.

The foregoing statements are qualified in their entirety by the provisions of the Securities Purchase Agreement, the Registration Rights Agreement and the form of Warrant filed as exhibits to this report.

Item 3.02                                    Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Amendments to Certificate of Incorporation

On November 13, 2006, our board of directors and our controlling stockholders, acting by written consents in lieu of meetings, approved the following actions:

(ii)                                  an amendment of the Company’s Certificate of Incorporation to create a classified board of directors (the “Classified Board Amendment”); and

(iii)                               an amendment of the Company’s Certificate of Incorporation which requires that action by stockholders be taken only at an annual or special meeting, prohibits action by written content and eliminates the ability of stockholders to call special meetings (the “Consent Amendment”).

The Amended and Restated Certificate of Incorporation will be effective immediately upon filing with the Secretary of State of the State of Delaware, which will occur on a date not less than 21 days after we mail an Information Statement to our stockholders of record on November 13, 2006.  The form of Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto.

Amendments to our Bylaws

On November 13, 2006, our board of directors approved the restatement of our Bylaws with the following material amendments:

(i)                                     An amendment to Article II, Section 1(a) to eliminate the ability to hold a stockholders meeting by means of remote communication;

(ii)                                  an amendment to Article II, Section 3 to conform the provisions relating to the call of special meetings of stockholders to the provisions of the Amended and Restated Certificate of Incorporation;

(iii)                               an amendment to Article II, Section 5 adding subpart (e) relating to the eligibility of nominees to serve as directors and for stockholder proposals to be considered at meetings;

(iv)                              an amendment to Article II, Section 7 increasing the quorum requirement for stockholders meetings from 33-1/3% to the holders of a majority of the shares issued and outstanding and entitled to vote generally in the election of directors;

(v)                                 an amendment to Article II, Section 8 to provide for inspectors of elections;

(vi)                              an amendment to Article II, Section 9 relating to the conduct of business of stockholders meetings;

(vii)                           an amendment to Article II, Section 11 eliminating the ability of stockholders to vote by written consent in lieu of a meeting;

(viii)                        an amendment to Article II, Section 12 relating to voting by proxy;

(ix)                                amendments to Article III, Sections 2 through 6 to conform our Bylaws as necessary with the Classified Board Amendment to our Certificate of Incorporation; and

(x)                                   the addition of a new Article VII providing for indemnification of officers and directors of the Company.

The text of each of these amendments to our Bylaws is included in the form of Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 7.01                                    Regulation FD Disclosure.

On November 17, 2006, GlobalSCAPE issued a press release announcing the closing of the transactions contemplated by the Securities Purchase Agreement.

A copy of this press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Pursuant to the rules and regulations of the Securities and Exchange Commission, these exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01                                    Financial Statements and Exhibits.

(d)           Exhibits

3.1           Form of Amended and Restated Certificate of Incorporation.

3.2           Form of Amended and Restated Bylaws.

4.1           Registration Rights Agreement dated November 16, 2006 by and between GlobalSCAPE, Inc. and the purchasers’ signatory thereto.

10.1         Securities Purchase Agreement dated November 13, 2006 by and among GlobalSCAPE, Inc., the Stockholders named in Schedule I thereto and the purchasers named therein.

10.2         Form of Common Stock Purchase Warrant.

99.1                           Press Release dated November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ Charles R. Poole
Charles R. Poole, President and Chief Executive Officer

Dated: November 17, 2006